SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 7, 2004


                            Daleen Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                          0-27491                  65-0944514
-------------------------------      ---------------         -------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


           902 Clint Moore Road, Suite 230, Boca Raton, Florida        33487
           ----------------------------------------------------    -------------
               (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (561) 999-8000

Item 5.       Other Events.


On May 7, 2004, Daleen Technologies, Inc. (the "Company") announced that agreements have been signed by affiliates of Quadrangle Capital and Behrman Capital for investments of $25 million and $5 million, respectively, into Daleen Holdings, Inc., a newly formed holding company that will simultaneously acquire Daleen and Protek Telecommunications Solutions Limited, a UK-based international software solutions group focused in the operational and business support systems markets, for an aggregate of $37.2 million in stock and cash. A copy of the press release related to this announcement is attached as Exhibit 99.1 and incorporated by reference herein.



Item 7.       Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

              99.1Press Release dated May 7, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DALEEN TECHNOLOGIES, INC.


                                       By: /s/ Gordon Quick
                                           -------------------------------------
                                           Gordon Quick
                                           President and Chief Executive Officer

Dated:  May 7, 2004

                                  EXHIBIT INDEX


Exhibit No.                Description
--------------             ---------------

99.1                       Press Release, dated May 7, 2004